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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                   (Mark One)
                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

                          Date of report April 30, 1999

                         Commission file number 0-25135

                                 REDDING BANCORP
             (Exact name of Registrant as specified in its charter)

                  California                               94-2823865
       (State or other jurisdiction of                  (I.R.S. Employer
        incorporation or organization)                 Identification No.)

             1951 Churn Creek Road
                Redding, Bancorp                              96002
    (Address of principal executive offices)                (Zip Code)

       Registrant's telephone number, including area code: (530) 224-3333

        Securities registered pursuant to Section 12(b) of the Act: None

           Securities registered pursuant to Section 12(g) of the Act:
                      Common Stock, no par value per share

         Indicate by check mark whether the Registrant (1) has filed all reports required to be filed by Section 13 or 15(d) of the
         Securities Exchange Act of 1934 during the preceding 12 months
      (or for such shorter period that the Registrant was required to file such reports), and (2) has been subject to such filing
                requirements for the past 90 days. Yes [X] No [ ]

   Indicate the number of shares outstanding of each of the issuer's class of common stock, as of the latest practicable date. April 23, 1999: 2,690,103



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ITEM 5. OTHER EVENTS.

Redding Bancorp & Subsidiaries held the annual meeting of shareholders on Tuesday, April 20, 1999 at 5:00pm. The meeting was held pursuant to printed notice mailed on March 19, 1999 to each shareholder of record on March 1, 1999 that was entitled to vote. A list of shareholders entitled to vote was available at the Company's headquarters for ten (10) days in advance of the meeting and was available at the meeting for examination by any shareholder desiring to do so. All documents concerning the call and notice of the meeting are filed with the permanent records of the meeting.

Total outstanding shares of Redding Bancorp Common Stock at the time of the meeting was 2,690,103. The count of shares present immediately prior to the commencement of the meeting indicated that 2,228,595 shares of the Company's voting capital stock was present in person or by proxy. These shares represent 82.84% of the outstanding voting stock of the company; therefore a quorum was present at the meeting.

A copy of the proxy materials are included as Exhibit 1 and attached to this filing. The following represents the results of the shareholder votes.

PROPOSAL 1 ELECTION OF DIRECTORS

The ballots were counted, and more than a majority of the outstanding voting stock of the Company has been voted for the election of the eight (8) Directors named in the proxy statement for the term expiring on the date of the annual meeting in April 2000. 2,218,278 or 82.46% of the outstanding shares voted for, 10,317 shares voted against and broker non-votes were zero.

PROPOSAL 2 AMENDMENT OF ARTICLES OF INCORPORATION CONCERNING AUTHORIZATION OF PREFERRED STOCK

More than a majority of the outstanding voting stock of the Company has been voted for in favor of proposal 2. 1,799,665 or 66.90% of the outstanding shares voted for, 149,103 voted against and broker non-votes totaled 245,147.

PROPOSAL 3 AMENDMENT OF ARTICLES OF INCORPORATION CONCERNING SUPERMAJORITY VOTING AND FAIR PRICE PROVISION

More than a majority of the outstanding voting stock of the Company has been voted for in favor of proposal 3. 1,818,391 or 67.90% of the outstanding shares voted for, 123,291 voted against and broker non-votes totaled 245,147.

PROPOSAL 4 AMENDMENT OF ARTICLES OF INCORPORATION CONCERNING ACTION BY WRITTEN CONSENT OF SHAREHOLDERS

More than a majority of the outstanding voting stock of the Company has been voted for in favor of proposal 4. 1,8135,641 or 68.24% of the outstanding shares voted for, 104,967 voted against and broker non-votes totaled 245,147.

PROPOSAL 5 AMENDMENT OR ARTICLES OF INCORPORATION CONCERNING LIMITATION OF DIRECTOR LIABILITY AND INDEMNIFICATION OF AGENTS

More than a majority of the outstanding voting stock of the Company has been voted for in favor of proposal 5. 1,940,541 or 72.14% of the outstanding shares voted for, 97,059 voted against and broker non-votes totaled 146,265.

PROPOSAL 6 RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS

More than a majority of the outstanding voting stock of the Company has been voted for in favor of proposal 6. 2,195,388 or 81.61% of the outstanding shares voted for, 9,000 voted against and broker non-votes were zero.

A copy of the amended Articles of Incorporation, as Exhibit 2 are attached to this filing.



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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 30, 1999                    REDDING BANCORP
                                        (Registrant)

                                        /s/ Linda J. Miles
                                        --------------------------------
                                        Linda J. Miles
                                        Executive Vice President &
                                        Chief Financial Officer